UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 15, 2015

REXFORD INDUSTRIAL REALTY, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36008	46-2024407
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
11620 Wilshire Boulevard, Suite 1000, Los Angeles, California		90025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 966-1680

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Second Amended and Restated Limited Partnership Agreement

On December 15, 2015, Rexford Industrial Realty, Inc. (the “Company”), as the general partner of Rexford Industrial Realty, L.P. (the “Operating Partnership”), entered into the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership dated December 15, 2015 (the “Second Amended and Restated Limited Partnership Agreement”). The principal change to the existing Amended and Restated Agreement of Limited Partnership of the Operating Partnership made by the Second Amended and Restated Limited Partnership Agreement was to provide for the designation and issuance of Performance Units of the Operating Partnership (“Performance Units”) under an applicable equity compensation plan of the Company and the Operating Partnership, including under the Rexford Industrial Realty, Inc. and Rexford Industrial Realty, L.P. 2013 Incentive Award Plan (the “Plan”).  A brief description of the material terms and conditions of the Performance Units is included in Item 5.02 of this Current Report on Form 8-K and is incorporated by reference herein.

A copy of the Second Amended and Restated Limited Partnership Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Second Amended and Restated Limited Partnership Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Second Amended and Restated Limited Partnership Agreement attached hereto.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2015, the Committee approved the grant under the Plan to Messrs. Schwimmer, Frankel and Khan (collectively, the “executives”) of LTIP Units of the Operating Partnership (“LTIP Units”) and Performance Units (collectively, the “awards”). The following is a brief description of the material terms and conditions of the awards.

General Description of LTIP Units and Performance Units

LTIP Units and Performance Units may be issued to eligible participants for the performance of services to or for the benefit of the Operating Partnership. LTIP Units, whether vested or not, receive the same quarterly per-unit distributions as common units in the Operating Partnership (“Common Units”), which equal the per-share distributions on the common stock, $0.01 par value per share, of the Company (“Common Stock”).  Performance Units that have not vested generally receive quarterly per-unit distributions equal to ten percent of the distributions made with respect to an equivalent number of Common Units.

Initially, LTIP Units and Performance Units do not have full parity with Common Units with respect to liquidating distributions. If such parity is reached, vested LTIP Units and Performance Units may be converted into an equal number of Common Units at any time thereafter, and, upon conversion, enjoy all the rights of Common Units. Common Units are redeemable for cash based on the fair market value of an equivalent number of shares of Common Stock, or, at the election of the Company, an equal number of shares of Common Stock, each subject to adjustment in the event of stock splits, specified extraordinary distributions or similar events.

A partner’s initial capital account balance is equal to the amount the partner paid (or contributed) to the Operating Partnership for its units and is subject to subsequent adjustments, including with respect to the partner’s share of income, gain or loss of the Operating Partnership. Because a holder of LTIP Units or Performance Units generally will not pay for either such units, the initial capital account balance attributable to such units will be zero. However, the Operating Partnership is required to allocate income, gain, loss and deduction to the partners’ capital accounts in accordance with the terms of the Second Amended and Restated Limited Partnership Agreement (as may be amended from time to time, the “Partnership Agreement”), subject to applicable Treasury Regulations. The Partnership Agreement provides that holders of LTIP Units and Performance Units will receive special allocations of gain in the event of a sale or “hypothetical sale” of assets of the Operating Partnership ahead of the allocation of gain to the Company or other limited partners with respect to their Common Units. The amount of such allocation will, to the extent of any such gain, be equal to the difference between the capital account balance of a holder of LTIP Units or Performance Units attributable to such units and the Company’s capital account balance attributable to an equivalent number of Common Units. If and when such gain allocation is fully made, a holder of LTIP Units or Performance Units will have achieved full parity with holders of Common Units. To the extent that, upon an actual sale or a “hypothetical sale” of the Operating Partnership’s assets as described above, there is not sufficient gain to allocate to a holder’s capital account with respect to LTIP Units or Performance Units, or if such sale or “hypothetical sale”

does not occur, such units will not achieve parity with Common Units. In order to achieve full parity with Common Units, LTIP Units and Performance Units must be fully vested and the holder’s capital account balance in respect of each such LTIP Unit and Performance Unit must be equal to the per-unit capital account balance with respect to the Common Units owned, directly and indirectly, by the Company.

The term “hypothetical sale” refers to circumstances that are not actual sales of the Operating Partnership’s assets but that require certain adjustments to the value of the Operating Partnership’s assets and the partners’ capital account balances. Specifically, the Partnership Agreement provides that, from time to time, in accordance with applicable Treasury Regulations, the Operating Partnership will adjust the value of its assets to equal their respective fair market values, and adjust the partners’ capital accounts, in accordance with the terms of the Partnership Agreement, as if the Operating Partnership sold its assets for an amount equal to their value. Times for making such adjustments generally include the liquidation of the Operating Partnership, the acquisition of an additional interest in the Operating Partnership by a new or existing partner in exchange for more than a de minimis capital contribution, the distribution by the Operating Partnership to a partner of more than a de minimis amount of partnership property as consideration for an interest in the Operating Partnership, or in connection with the grant of an interest in the Operating Partnership (other than a de minimis interest) as consideration for the performance of services to or for the benefit of the Operating Partnership (including the grant of an LTIP Unit or Performance Unit).

LTIP Units

General. LTIP Units constitute time-vesting incentive equity interests granted under the Plan and subject to the applicable terms and conditions of the Partnership Agreement.

Vesting. Current awards of LTIP Units will vest with respect to 25% of the LTIP Units on each of the first, second, third and fourth anniversaries of December 15, 2015, subject to the executive’s continued employment through the applicable vesting date.

Change in Control. In the event of a change in control of the Company, all outstanding unvested LTIP Units will vest in full, subject to the executive’s continued employment until immediately prior to the change in control.

Certain Terminations of Employment.  If an executive’s employment is terminated by the Company other than for “cause,” by the executive for “good reason,” or due to the executive’s death or “disability” (each as defined in the applicable award agreement) or, in the case of Messrs. Schwimmer or Frankel, upon a Company’s non-renewal of the executive’s employment agreement, in any case, the executive’s LTIP Units will vest in full. Upon an executive’s termination of employment for any other reason, any then-unvested LTIP Units automatically will be cancelled and forfeited by the executive.

The table below sets forth the number of time-based LTIP Units awarded to each of the executives.

Name	Total LTIP Units
Howard Schwimmer	62,894
Michael Frankel	62,894
Adeel Khan	40,881

Performance Units

General. Performance Units constitute performance-vesting incentive equity interests granted under the Plan and subject to the applicable terms and conditions of the Partnership Agreement. Pursuant to the Performance Unit awards, each executive is eligible to vest a number of Performance Units ranging from 0% to 100% of the total Performance Units granted, based on the Company’s total shareholder return (“TSR”) during the performance period commencing on December 15, 2015 and ending on December 14, 2018 (the “Performance Period”) (unless terminated earlier upon a change in control), measured both on an absolute basis and relative to the TSRs achieved by a peer group of companies included in the SNL U.S. Equity REIT Index (with respect to entities with an implied market capitalization of $500 million - $1 billion) during the Performance Period, and further subject to the executive’s continued employment with the Company. As more specifically set forth in the Performance Unit award agreement, TSR generally refers to the compounded annual growth rate in the value per share of the Common Stock during the Performance Period, measured as the appreciation in the price per share plus dividends with an ex-dividend date, each during the Performance Period, treating notional dividends as reinvested in Common Stock on the applicable ex-dividend date.

Performance Vesting. Each award of Performance Units is comprised of a number of units designated as “absolute TSR base units,” a number of units designated as “relative TSR base units” and a number of “distribution equivalent units.”  For each award, the number of absolute TSR base units is equal to 40% of the difference between the total number of Performance Units and the number of distribution equivalent units. The number of relative TSR base units is equal to 60% of the difference between the total number of Performance Units and the number of distribution equivalent units.

With respect to the absolute TSR base units, in the event that the Company’s TSR percentage over the Performance Period (the “Company TSR Percentage”) is achieved at the “threshold,” “target” or “maximum” level as set forth below, the award will become vested with respect to the percentage of absolute TSR base units set forth below:

	Company TSR Percentage	Absolute TSR Vesting Percentage
	< 24%	0%
“Threshold Level”	24%	20%
“Target Level”	37%	60%
“Maximum Level”	≥ 50%	100%

If the Company’s TSR Percentage falls between the levels specified above, the percentage of absolute TSR base units that vest will be determined using straight-line interpolation between such levels.

The relative TSR base units will vest based on the Company TSR Percentage as compared to the TSR percentages of those companies that remain in the SNL U.S. Equity REIT Index (with respect to entities with an implied market capitalization of $500 million - $1 billion) over the entire Performance Period (the “Peer Group Relative Performance”).

In the event that the Peer Group Relative Performance is achieved at the “threshold,” “target” or “maximum” level as set forth below, the award will become vested with respect to the percentage of relative TSR base units set forth below:

	Peer Group Relative Performance	Relative TSR Vesting Percentage
	< 50th Percentile	0%
“Threshold Level”	50th Percentile	20%
“Target Level”	62.5th Percentile	60%
“Maximum Level”	≥ 75th Percentile	100%

If the Peer Group Relative Performance falls between the levels specified above, the percentage of relative TSR base units that vest will be determined using straight-line interpolation between such levels.

A number of distribution equivalent units having a value equal to the dividends with an ex-dividend date during the Performance Period on the shares of Common Stock corresponding to the Performance Units that become vested (less any actual distributions made with respect to such units during the Performance Period) will vest following the completion of the Performance Period, up to the maximum number of distribution equivalent units that are included in the award. For purposes of calculating the number of distribution equivalent units, the dividend amount will be adjusted (i) (plus or minus) to reflect the gain or loss on such amount had the dividends been reinvested in Common Stock on the applicable ex-dividend date and (ii) to reflect the value of any notional dividends on the notional shares resulting from such hypothetical reinvestment of distributions with an ex-dividend date occurring on or after the hypothetical issuance of such notional shares and on or prior to the last day of the Performance Period.

Change in Control. In the event of a change in control of the Company that ends the Performance Period prior to December 14, 2018, then:

•

If the change in control occurs on or prior to December 15, 2016, the number of Performance Units that vest will depend on whether the Company TSR Percentage is attained at or above the “threshold” level (as shown in the applicable table above) as of the change in control.  If it is not attained at or above the “threshold” level, then the number of Performance Units that vest will equal the sum of (i) (x) the number of absolute base units which vest based on the achievement of pro-rated absolute TSR performance goals (determined by reference to the shortened Performance Period through the date of the change in control), plus (y) the number of relative base units which vest based on achievement of the relative TSR performance goals (as determined in accordance with the applicable table above), pro-rated to reflect the shortened Performance Period  through the change in control date (such number, the

“Year 1 CIC base units”), plus (ii) the distribution equivalent units (calculated with respect to the Year 1 CIC base units).  If the Company TSR Percentage is attained at or above the “threshold” level as of the change in control, then the same calculation will apply, except that the number of absolute base units comprising the total vested amount will equal the greater of the number of absolute base units that vest based on the achievement of pro-rated absolute TSR performance goals (determined by reference to the shortened Performance Period through the date of the change in control) and the number of absolute base units that vest based on the achievement of Company TSR Percentage (as determined in accordance with the applicable table above). Any Performance Units that vest as described in this paragraph will vest immediately prior to the change in control, subject to the executive’s continued employment until immediately prior to the change in control.

•

If the change in control occurs following the first anniversary of the Performance Period, a number of Performance Units equal to the sum of (i) (x) the number of absolute base units that vest based on the achievement of pro-rated absolute TSR performance goals (based on the shortened Performance Period as of the date of the change in control) plus (y) the number of relative base units that vest based on achievement of the relative TSR performance goals (as determined in accordance with the applicable table above) (such number of base units, the “Year 2/3 CIC base units”), plus (ii) the distribution equivalent units (calculated with respect to the Year 2/3 CIC base units), will vest immediately prior to the change in control, subject to the executive’s continued employment until immediately prior to the change in control.

Any Performance Units that do not vest as of the date on which the change in control occurs will be cancelled and forfeited by the executive as of immediately prior to the change in control.

Certain Terminations of Employment. If an executive’s employment is terminated by the Company other than for “cause,” by the executive for “good reason,” or due to the executive’s death or “disability” (each as defined in the applicable award agreement) or, in the case of Mr. Schwimmer or Mr. Frankel, upon the Company’s non-renewal of the executive’s employment agreement, in any case, prior to the completion of the Performance Period, then the Performance Units will remain outstanding and eligible to vest based on the achievement of the performance goals during the Performance Period as described above.

The table below sets forth the total number of Performance Units awarded to each of the executives, as well as the number of Performance Units that constitute absolute TSR base units and relative TSR base units.

Name	Total Performance Units	Absolute TSR Base Units	Relative TSR Base Units
Howard Schwimmer	135,042	49,402	74,102
Michael Frankel	135,042	49,402	74,102
Adeel Khan	45,914	16,796	25,195

The number of Performance Units awarded in excess of the sum of the absolute TSR base units and relative TSR base units represent distribution equivalent units that will vest, if at all, following the end of the Performance Period based upon the number of absolute TSR base units and relative TSR base units that become performance vested, as described above.

The foregoing descriptions of the awards of LTIP Units and Performance Units are summary only and do not describe all terms and conditions applicable to these awards. The descriptions are subject to and qualified in their entirety by the terms of the forms of Time-Based LTIP Unit Agreement and OPP Performance Unit Agreement, as applicable, copies of which are filed herewith as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

10.1		Second Amended and Restated Agreement of Limited Partnership of Rexford Industrial Realty, L.P., dated as of December 15, 2015.
10.2	†	Form of Rexford Industrial Realty, Inc. and Rexford Industrial Realty, L.P. Time-Based LTIP Unit Agreement
10.3	†	Form of Rexford Industrial Realty, Inc. and Rexford Industrial Realty, L.P. OPP Performance Unit Agreement

†Compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

Rexford Industrial Realty, Inc.

December 18, 2015	/s/ Michael S. Frankel
Michael S. Frankel Co-Chief Executive Officer (Principal Executive Officer)

Rexford Industrial Realty, Inc.

December 18, 2015	/s/ Howard Schwimmer
Howard Schwimmer Co-Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit Number	Description

10.1	Second Amended and Restated Agreement of Limited Partnership of Rexford Industrial Realty, L.P., dated as of December 15, 2015.
10.2†	Form of Rexford Industrial Realty, Inc. and Rexford Industrial Realty, L.P. Time-Based LTIP Unit Agreement
10.3†	Form of Rexford Industrial Realty, Inc. and Rexford Industrial Realty, L.P. OPP Performance Unit Agreement
†	Compensatory plan or arrangement